UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

ETERNAL IMAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18889	20-4433227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

28800 Orchard Lake Road, Suite 130, Farmington, MI FFFarmington Hills, MI	48334
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (248) 932-3333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01    Entry into a Material Agreement.

On February 19, 2010, Eternal Image, Inc. (the “Company”) finalized a sublicense agreement which it had entered into on August 10, 2010, with Gruppo Santony, LLC, a California limited liability company having its North American headquarters office at 2017 East Lee Street, Tucson, Arizona 85719 (“Sublicensor” or “GS”),.  Sublicensor has an exclusive worldwide license (the “License”) with Vatican Observatory Foundation (“VOF”), to manufacture, sell and distribute Products (as defined below) and to utilize the name and logo of the Specola Vaticana, i.e. the Vatican Observatory and/or the Vatican Observatory Collection.. The VOF is an astronomical research and educational institution supported by the Pope who is the head of the Roman Catholic Church. The implementation and finalization of the sublicense agreement was conditioned upon approval by the VOF.  The VOF approved (finalized) the sublicense agreement on February 19, 2010.

“Product(s)” are defined in the sublicense as any religious themed products or products accented or produced in association with the logo(s) of the Vatican Observatory, manufactured and distributed by the Company as a sublicensor or its sublicensees, and any services licensed or performed by the Company or its sublicensees, in each case utilizing the name and logo of the Vatican Observatory. The territory covered by the sublicense agreement is worldwide with the exception of Vatican City and Rome. The initial term of the sublicense agreement is a renewal five years period from the approval of the sublicense agreement by the VOF. Specifically, pursuant to the sublicense, the Company has the exclusive right to produce and sell the following VOF themed products:

1.

Urns and components, including cremation keepsakes;

2.

Caskets and components, including casket veils;

3.

Burial vaults, burial niches and columbaria;

4.

Monuments, markers and bronze work;

5.

Prayer cards and keepsakes;

6.

Guest Signature Books; and

7.

Memorial Candles.

The sublicense agreement requires the Company to make a non-refundable advance royalty payment in the amount of $200,000 (“Minimum Royalties”). The annual royalty payments by the Company pursuant to the sublicense agreement  are to equal to ten percent (10%) of the Company’s receipts for the licensed Products and services sold by the Company.  Pursuant to the terms of the sublicense agreement, as extended, the annual non-refundable advance royalty increases by 10% from the prior year.

The executed Sublicense Agreement is attached hereto as exhibit 10.1 and incorporated by reference.

SECTION 8 – OTHER EVENTS

Item 8.01    Other Events.

On February 22, 2010, the Company issued a press release announcing the finalization of the sublicense agreement regarding Vatican themed funerary products.

A copy of the press release is attached hereto as Exhibit 99.1

SECTION 9 – FINANCIAL STATEMENTS and EXHIBITS

ITEM 9.01(d)    EXHIBITS

Exhibit Number	Description
10.1 99.1	Sublicense Agreement (February 19, 2010) February 22, 2010 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ETERNAL IMAGE, INC.

Date: February 22, 2010	By: /s/ Clint Mytych
Clint Mytych
Chief Executive Officer and Chairman

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